UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

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FORM 8-K
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CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) February 12, 2025

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ALBEMARLE CORPORATION
(Exact name of Registrant as specified in charter)
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Virginia	001-12658	54-1692118
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS employer identification no.)
4250 Congress Street, Suite 900
Charlotte, North Carolina 28209
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code
(980) 299-5700
Not applicable
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a- 12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
COMMON STOCK, $.01 Par Value	ALB	New York Stock Exchange
DEPOSITARY SHARES, each representing a 1/20th interest in a share of 7.25% Series A Mandatory Convertible Preferred Stock	ALB PR A	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2)

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 8 - Other Events

Item 8.01.    Other Events.
Technical Report Summaries
Albemarle Corporation (“Albemarle” or the “Company”) is filing this Current Report on Form 8-K to provide the Technical Report Summaries (“TRS”) relating to the lithium mineral resources and reserves at the Company’s Greenbushes property, Wodgina property, Salar de Atacama property and Silver Peak property, and its bromine mineral resources and reserves at the Company’s Jordan Bromine Operation and Magnolia properties, and the related qualified person consents. The TRS and related qualified person consents filed as exhibits hereto will be incorporated into the Company's Annual Report on Form 10-K for the year ended December 31, 2024 by reference to this filing.
Section 9 - Financial Statements and Exhibits

Item 9.01.    Financial Statements and Exhibits.

    (d) Exhibits.

Exhibit
Number	Exhibit
23.1	Consent of SRK Consulting (U.S), Inc. regarding lithium reserves and resources

23.2	Consent of Fastmarkets regarding market studies for lithium reserves and resources

23.3	Consent of RPM Global USA, Inc. regarding lithium reserves and resources

23.4	Consent of RPS Energy Canada Ltd regarding bromine reserves and resources

23.5	Consent of RESPEC Company, LLC regarding bromine reserves and resources

96.1	SEC Technical Report Summary, Greenbushes Mine, Western Australia, prepared by RPM Global USA, Inc., dated February 10, 2025

96.2	SEC Technical Report Summary, Wodgina Operation, Western Australia, prepared by RPM Global USA, Inc., dated February 10, 2025

96.3	SEC Technical Report Summary, Prefeasibility Study, Salar de Atacama Region II, Chile, prepared by SRK Consulting (U.S), Inc., dated February 8, 2025

96.4	SEC Technical Report Summary Prefeasibility Study, Silver Peak Lithium Operation, Nevada, USA, prepared by SRK Consulting (U.S), Inc., dated February 8, 2025

96.5	SEC Technical Report Summary for Jordan Bromine Operation, prepared by RPS Energy Canada Ltd and RESPEC Consulting Inc., dated February 12, 2025

96.6	SEC Technical Report Summary for Magnolia Field Bromine Reserves, prepared by RPS Energy Canada Ltd, dated February 12, 2025

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 12, 2025

ALBEMARLE CORPORATION

By:	/s/ Neal R. Sheorey
Neal R. Sheorey
Executive Vice President and Chief Financial Officer